SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                  May 19, 1998


                               USA NETWORKS, INC.
               (Exact name of registrant as specified in charter)

                                    Delaware
                          (State or other jurisdiction
                                of incorporation)


      0-20570                                          59-2712887
(Commission File No.)                       (IRS employer identification no.)


      152 West 57th Street, New York, NY                      10019
    (Address of principal executive offices)                (Zip Code)


               Registrant's telephone number, including area code:
                                 (212) 314-7300

ITEM 5.     OTHER EVENTS

            This Current Report on Form 8-K contains certain pro forma financial information relating to the Universal Television Group, which was acquired by USA Networks, Inc. (the "Registrant") on February 12, 1998. The unaudited pro forma combined condensed statement of operations for the year ended December 31, 1997 updates the previously filed pro forma combined condensed statement of operations filed with the Securities and Exchange Commission on the Registrant's Current Report on Form 8-K, dated May 1, 1998, based upon new information obtained by the Registrant from Universal Studios, Inc. related to the operations of Universal Television Group. The pro forma statement presents the portion of the Universal Television Group acquired by the Registrant.



ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS

            (c)   Exhibit.



                  99.1 Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended December 31, 1997

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    USA NETWORKS, INC.



                                    By:   /s/Thomas J. Kuhn
                                    Name:     Thomas J. Kuhn
                                    Title:    Senior Vice President
                                              and General Counsel





Date:  May 19, 1998

                                  EXHIBIT INDEX



Exhibit
  No.               Description


 99.1 Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended December 31, 1997